April 17, 2018

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	BATS: Series S Portfolio, a series of BlackRock Allocation Target Shares
(File No. 333-109980 and File No. 811-21457)

Ladies and Gentlemen:

On behalf of BlackRock Allocation Target Shares and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement, dated April 12, 2018, to the Prospectus, dated July 28, 2017, for BATS: Series S Portfolio (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated April 12, 2018 in XBRL for the Fund.

Any questions or comments on this filing should be directed to the undersigned at (212) 728-8629.

Very truly yours,

/s/ Mia Goschalk

Mia Goschalk

Enclosures

cc:	Benjamin Archibald, Esq., BlackRock Advisors, LLC
Elliot J. Gluck, Esq., Willkie Farr & Gallagher LLP